UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2023

ALTRA INDUSTRIAL MOTION CORP.
(exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201,
Braintree, MA		02184
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Altra”, “Company”, “we”, “our” and “us” means Altra Industrial Motion Corp., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 8.01   Other Events.

As previously disclosed, on October 26, 2022, Altra entered into an Agreement and Plan of Merger (as amended, supplemented or modified from time to time, the “Merger Agreement”), with Regal Rexnord Corporation, a Wisconsin corporation (“Regal Rexnord”), and Aspen Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Regal Rexnord (“Merger Sub”), pursuant to which Merger Sub will merge with and into Altra, with Altra surviving the merger (the “Merger”) as a wholly owned subsidiary of Regal Rexnord.

As of March 22, 2023 the Company and Regal Rexnord have received all required regulatory approvals to complete the Merger.  The closing of the Merger is expected to occur on or around March 27, 2023, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

On March 22, 2023, the Company and Regal Rexnord issued a joint press release announcing the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release issued by Altra Industrial Motion Corp. and Regal Rexnord Corporation on March 22, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Altra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions, which reflect Altra’s current estimates, expectations and projections about Altra’s future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning Altra’s possible future results of operations including revenue, costs of goods sold, gross margin, future profitability, future economic improvement, business and growth strategies, financing plans, expected leverage levels, Altra’s competitive position and the effects of competition, the projected growth of the industries in which we operate, Altra’s ability to consummate the Merger and other strategic transactions on the expected timeline or at all.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “may”, “project”, “should”, “will”, “would”, and similar expressions or variations.  These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	the Merger may not be completed in a timely manner or at all;

●	the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived;

●
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require Altra to pay a termination fee or other expenses;

●
the effect of the announcement or pendency of the Merger on Altra’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers, distributors and others with whom it does business, or its operating results and business generally;

●	risks related to the Merger and related transactions diverting management’s attention from Altra’s ongoing business operations;

●	the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; and

●
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Altra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the SEC on November 3, 2022 and risks that may be described in Altra’s other Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Altra with the SEC.

In addition to the risks described above, other unknown or unpredictable factors also could affect Altra’s results.  As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate.  Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material.  In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.  The forward-looking statements in this communication represent our views as of the date of this communication.  We anticipate that subsequent events and developments may cause our views to change.  However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this  communication.  You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect.  We qualify all of our forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: March 23, 2023	By:	/s/ Carl R. Christenson
Carl R. Christenson Chairman and Chief Executive Officer